[BRIO LOGO]

                                                                       Analysts:

                                                               Karen Willem, CFO
                                                                 Brio Technology
                                                                    650.856.8000
                                                                kwillem@brio.com

                                                                Media Relations:
                                                                        Bill Cox
                                                                  Cox Consulting
                                                                    650.593.5860
                                                                 cox2347@aol.com

                                                           Investor Information:
                                                                  Heidi Flannery
                                                                   Fi.Comm, Ltd.
                                                                    503.844.8888
                                                       heidi.flannery@ficomm.com


                     BRIO TECHNOLOGY COMPLETES ACQUISITION
                             OF SQRIBE TECHNOLOGIES

              The "New Brio" combines strengths of both companies
            to create the leading platform for business intelligence

PALO ALTO, Calif. -- August 3, 1999 -- Brio Technology (Nasdaq: BRYO) today announced the completion of its acquisition of privately held SQRIBE Technologies Corp. of Redwood City, Calif. The company will continue to operate under the name Brio Technology, Inc. and to trade under the symbol "BRYO" on the Nasdaq National Market.

The transaction will be accounted for as a pooling of interests. Brio Technology had revenues of $46.5 million for its fiscal year ending March 31, 1999. SQRIBE Technologies had revenues of $39.2 million for its fiscal year ending December 31, 1999. The combined company had revenues of $85.7 million for the fiscal year ending March 31, 1999. With the close of the transaction, former Brio Technology stockholders hold approximately 55% of the combined company, with former SQRIBE stockholders holding approximately 45%. The value and number of shares SQRIBE stockholders will receive is based upon the price of Brio common stock at the close of the stock market today, as well as other factors discussed in the Company's proxy statement/prospectus filed with the SEC.

With the acquisition of SQRIBE, Brio Technology will provide the industry's most comprehensive, scaleable, business intelligence platform for deploying decision processing applications across the e-enterprise. This extended product line enables Brio to better meet the business intelligence requirements of organizations that are utilizing e-business and the Web as critical components of their operations. With the acquisition, Brio has also expanded its worldwide market presence with an increased direct and indirect sales force in North America, Europe and Australasia as well as expanded international coverage.

"From all indications, Brio is effecting a positive integration of the two firms, creating a leading enterprise business intelligence player," said Wayne Eckerson, senior consultant of Patricia Seybold Group.

                                         Brio Complete SQRIBE Acquisition/Page 2

The "New" Brio
The "new" Brio has a strong track record and proven success in the business intelligence market. The company serves more than half of the Fortune 500 with its product family, which provides enterprise and analytical reporting, ad hoc query, OLAP, tools for analytic applications development and deployment, and enterprise information access and delivery.

In addition, the company is a recognized innovator in the business intelligence, enterprise reporting and enterprise information portal markets, having introduced a number of technology firsts including:
 .    the first graphical query tool in 1990
 .    the first desktop on-line analytical processing (OLAP) product in 1991
 .    the first cross-platform enterprise business intelligence solution in 1992
 .    the first integrated query and OLAP product in 1994
 .    the first business intelligence broadcast server in 1996
 .    the first interactive Web-enabled OLAP tool in 1996
 .    the first enterprise information portal in 1997.

About Brio Technology
Brio Technology, Inc. [Nasdaq: BRYO] is the only business intelligence software provider to offer a complete platform that addresses the decision processing needs of today's Web-enabled e-enterprise. The Brio ONE platform which includes Brio.Enterprise, Brio.Report, and Brio.Portal enables organizations to build and deliver business intelligence, enterprise reporting, and analytic applications to users in intranet and extranet environments, all with unmatched ease of experience. Brio ONE also enables customers to derive higher business value from all of their enterprise information sources, including enterprise resource planning (ERP), sales force automation (SFA) and customer relationship management (CRM) applications as well as data marts, data warehouses and others. Brio products are available through direct sales and professional services organizations located in the United States, Canada, the United Kingdom, France, Germany and Australia, and more than 40 countries worldwide through VARs, resellers and distributors. Brio has commercial relationships with companies such as Hewlett Packard, IBM, Microsoft, Oracle, PeopleSoft, SAP and Sun Microsystems. Brio Technology is based in Palo Alto, California, and can be reached at 1.800.879.BRIO or on the Worldwide Web at www.brio.com.


The matters contained in this news release that are not purely historical are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended, including, without limitation, any statements included herein regarding Brio's future product development and commercialization, product sales and other revenues, market opportunities, beliefs, expectations, goals, financial performance and future strategies, all of which are dependent on certain risks and uncertainties that may cause actual results to differ materially from those expressed in these or any other forward-looking statements made by or on behalf of Brio. These risks and uncertainties include such factors, among others, as the potential for fluctuations in Brio's quarterly operating results, Brio's dependence upon its direct sales force, Brio's ability to attract and retain qualified personnel, Brio's lengthy product sales cycle and the other risk factors listed in the Company's Prospectus dated April 30, 1998, its Annual Report of Form 10-K and in other filings with the Securities and Exchange Commission.


                              Financial to follow


Brio Technology and SQRIBE Technologies are trademarks of Brio Technology. Other products or company names may be trademarks of their respective owners.

                                         Brio Complete SQRIBE Acquisition/Page 3


                             BRIO TECHNOLOGY, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)
                                  (Unaudited)


                                                       June 30,   September 30,  December 31,   March 31,   June 30,
                                                         1998         1998           1998          1999       1999
                                                       ---------  -------------  -------------  ----------  ---------
Revenues:
  License fees.......................................   $11,565         $13,440       $15,090     $18,187    $18,293
  Services...........................................     5,505           6,630         7,420       7,849      9,286
                                                        -------         -------       -------     -------    -------
     Total revenues..................................    17,070          20,070        22,510      26,036     27,579
                                                        -------         -------       -------     -------    -------
Cost of revenues:
  License fees.......................................       428             599           719         836        764
  Services...........................................     1,756           2,462         2,842       3,408      3,973
                                                        -------         -------       -------     -------    -------
     Total cost of revenues..........................     2,184           3,061         3,561       4,244      4,737
                                                        -------         -------       -------     -------    -------
Gross Profit.........................................    14,886          17,009        18,949      21,792     22,842
                                                        -------         -------       -------     -------    -------
Operating Expenses:
  Research and development...........................     2,871           3,058         3,659       4,144      4,659
  Sales and marketing................................    10,412          11,551        12,572      13,935     14,763
  General and administrative.........................     2,371           2,292         2,663       3,222      3,155
  Restructuring charges..............................        --              --            --          --      1,159
  In-process research and development................        --              --         1,653          --         --
                                                        -------         -------       -------     -------    -------
     Total operating expenses........................    15,654          16,901        20,547      21,301     23,736
                                                        -------         -------       -------     -------    -------
Income (loss) from operations........................      (768)            108        (1,598)        491       (894)
Interest and other income (expense), net.............       199             441           459       1,578       (228)
                                                        -------         -------       -------     -------    -------
Net income (loss) before income taxes................      (569)            549        (1,139)      2,069     (1,122)
Income taxes.........................................         2             162            83         500        399
                                                        -------         -------       -------     -------    -------
Net income (loss)....................................      (571)            387        (1,222)      1,569     (1,521)
Increase in redemption value of redeemable common          (286)             --          (270)       (360)        --
 stock...............................................   -------         -------       -------     -------    -------
Net income (loss) applicable to common stock.........   $  (857)        $   387       $(1,492)    $ 1,209    $(1,521)
                                                        =======         =======       =======     =======    =======
Basic net income (loss) per share....................   $ (0.05)        $  0.02       $ (0.07)    $  0.06    $ (0.07)
                                                        =======         =======       =======     =======    =======
Shares used in computing basic net income (loss) per
 share (assuming an exchange ratio of .883)..........    17,588          20,627        20,786      20,980     21,249
                                                        =======         =======       =======     =======    =======
Diluted net income (loss) per share..................   $ (0.05)        $  0.01       $ (0.07)    $  0.04    $ (0.07)
                                                        =======         =======       =======     =======    =======
Shares used in computing diluted net income (loss)
 per share (assuming an exchange ratio of .883)......    17,588          26,741        20,786      28,096     21,249
                                                        =======         =======       =======     =======    =======

Supplemental net income data:
Net income (loss) excluding unusual charges..........   $  (571)        $   387       $   431     $   376    $    50
                                                        =======         =======       =======     =======    =======
Basic net income (loss) excluding unusual charges....   $ (0.03)        $  0.02       $  0.02     $  0.02    $  0.00
                                                        =======         =======       =======     =======    =======
Shares used in computing basic net income (loss)
 excluding unusual charges (assuming an exchange
 ratio of .883)......................................    17,588          20,627        20,786      20,980     21,249
                                                        =======         =======       =======     =======    =======
Diluted net income (loss) excluding unusual charges..   $ (0.03)        $  0.01       $  0.02     $  0.01    $  0.00
                                                        =======         =======       =======     =======    =======
Shares used in computing diluted net income (loss)
 excluding unusual charges (assuming an exchange
 ratio of .883)......................................    17,588          26,741        27,258      28,096     28,436
                                                        =======         =======       =======     =======    =======

                                         Brio Complete SQRIBE Acquisition/Page 4

                             BRIO TECHNOLOGY, INC.

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)
                                  (Unaudited)

                                                                                  June 30,      March 31,
                                                                                    1999           1999
                                                                                -------------  ------------
ASSETS
Current Assets:
  Cash and cash equivalents..............................................           $ 19,058      $ 21,026
  Short-term investments.................................................             16,327        14,285
  Accounts receivable, net of allowance of $1,625 and $1,394.............             21,449        20,674
  Inventories............................................................                339           376
  Deferred income taxes..................................................              1,990         1,990
  Prepaid expenses and other current assets..............................              3,614         1,563
                                                                                    --------      --------
        Total current assets.............................................             62,777        59,914
Property and Equipment, net..............................................              6,810         6,540
Other Assets.............................................................              1,792         1,806
                                                                                    --------      --------
                                                                                    $ 71,379      $ 68,260
                                                                                    ========      ========

                LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
  Accounts payable......................................................            $  4,461      $  4,251
  Accrued liabilities--
     Payroll and related benefits.......................................               5,501         5,902
     Other..............................................................               7,236         5,716
     Line of credit.....................................................               2,087         2,000
  Deferred revenue, current.............................................              20,294        18,666
                                                                                    --------      --------
        Total current liabilities.......................................              39,579        36,535
Noncurrent deferred revenue.............................................               2,211         2,194
Other noncurrent liabilities............................................                  35           133
                                                                                    --------      --------
        Total liabilities...............................................              41,825        38,862
                                                                                    --------      --------
Stockholders' Equity:
  Common stock..........................................................                  26            26
  Additional paid-in capital............................................              70,653        69,290
  Notes receivable from stockholders....................................              (1,820)       (1,820)
  Deferred compensation.................................................                (402)         (456)
  Accumulated components of comprehensive loss..........................                 178          (132)
  Accumulated deficit...................................................             (39,081)      (37,510)
                                                                                    --------      --------
        Total stockholders' equity......................................              29,554        29,398
                                                                                    --------      --------
                                                                                    $ 71,379      $ 68,260
                                                                                    ========      ========